EXECUTION COPY

Exhibit 10.1

SUPPLEMENTAL REMARKETING AGREEMENT

November 7, 2008

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard
Los Angeles, California 90017

Banc of America Securities LLC
One Bryant Park
New York, New York 10036

RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, New York 10281

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

This Supplemental Remarketing Agreement is dated as of November 7, 2008 (this “Agreement”) by and among PNM Resources, Inc., a New Mexico corporation (the “Company”), Citigroup Global Markets Inc., Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC as the remarketing agents (together, the “Remarketing Agents”), and U.S. Bank National Association, a national banking association, not individually but solely as purchase contract agent (the “Purchase Contract Agent”) and as attorney-in-fact of the holders of Purchase Contracts (as defined in the Purchase Contract Agreement referred to below).  This Agreement amends and supplements the Remarketing Agreement, dated as of October 7, 2005, by and among the Company, the Remarketing Agent named therein and the Purchase Contract Agent (the “Original Remarketing Agreement”).

Section 1.   Definitions.  (a) Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Amended and Restated Purchase Contract Agreement, dated as of August 4, 2008, among the Company and the Purchase Contract Agent, as amended and supplemented from time to time, and the Amended and Restated Pledge Agreement, dated as of August 4, 2008, among the Company, the Purchase Contract Agent and U.S. Bank National Association, as Collateral Agent, Custodial Agent and Securities Intermediary, as amended and supplemented from time to time (the “Purchase Contract Agreement” and the “Pledge Agreement”, respectively).

(b) As used in this Agreement, the following terms have the following meanings:

“Applicable Time” means the time on the applicable Remarketing Date when there is a Successful Remarketing in accordance with this Agreement.

“Agreement” has the meaning specified in the first paragraph of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning specified in the first paragraph of this Agreement.

“Depositary” means a clearing agency registered under Section 17A of the Exchange Act that is designated by the Company to act as Depositary for the Units.

“Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

“Effective Date” means any date as of which any part of such registration statement or post effective amendment thereto relating to the Remarketed Senior Notes became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations (including pursuant to Rule 430B of the Rules and Regulations).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Remarketing” has the meaning specified in Section 2(b).

“Final Remarketing Date” has the meaning specified in Section 2(b).

“Final Term Sheet” means the term sheet prepared in connection with the Remarketing of the Remarketed Senior Notes pursuant to Section 5(a)(1) of this Agreement and substantially in the form attached in Schedule 3 hereto.

“First Supplemental Indenture” means Supplemental Indenture, dated as of October 7, 2005, to the Indenture, between the Company and the Trustee.

“Indenture” means the Indenture dated as of October 7, 2005 between the Company and the Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented by the First Supplemental Indenture, as supplemented and amended by the Second Supplemental Indenture and as further supplemented by the Third Supplemental Indenture.

“Initial Remarketing” has the meaning specified in Section 2(a).

“Initial Remarketing Date” has the meaning specified in Section 2(a).

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the Remarketing of the Remarketed Senior Notes, including the Final Term Sheet.

“Material Adverse Effect” has the meaning specified in Section 3(j).

“Pledge Agreement” has the meaning specified in Section 1(a).

“Preliminary Prospectus” means any prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto, relating to the Remarketed Senior Notes, other than a Prospectus.

“Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included on Schedule 2 and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations.

“Prospectus” means the final prospectus, including any prospectus supplement thereto, relating to the Remarketed Senior Notes, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

“Purchase Contract Agreement” has the meaning specified in Section 1(a).

“Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to, and documents incorporated by reference in, such registration statement.

“Remarketed Senior Notes” means the Pledged Senior Notes and the Separate Senior Notes, if any, issued pursuant to the Indenture, subject to Remarketing as identified to the Remarketing Agents by the Collateral Agent and the Custodial Agent, respectively, prior to 12:00 noon, New York City time, on the sixth Business Day immediately preceding the Purchase Contract Settlement Date, and shall include: (a) the Senior Notes of the Holders of Corporate Units who have not notified the Purchase Contract Agent prior to 5:00 p.m., New York City time, on the seventh Business Day immediately preceding the Purchase Contract Settlement Date of their intention to effect a Cash Settlement of the related Purchase Contracts pursuant to the terms of the Purchase Contract Agreement or who have so notified the Purchase Contract Agent but failed to make the required cash payment prior to 5:00 p.m., New York City time, on the sixth Business Day immediately preceding the Purchase Contract Settlement Date pursuant to the terms of the Purchase Contract Agreement, and (b) the Separate Senior Notes of the holders of Separate Senior Notes, if any, who have elected to have their Separate Senior Notes remarketed in such Remarketing prior to 5:00 p.m., New York City time, on the seventh Business Day immediately preceding the Purchase Contract Settlement Date pursuant to the terms of the Purchase Contract Agreement.

“Remarketing” means the remarketing of the Remarketed Senior Notes pursuant to this Agreement on any Remarketing Date.

“Remarketing Agents” means Citigroup Global Markets Inc., Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC, or any successor remarketing agent appointed by the Company pursuant to Section 9 hereof.

“Remarketing Fee” has the meaning specified in Section 4.

“Remarketing Materials” means the Registration Statement, the Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agents for distribution to investors in connection with the Remarketing.

“Remarketing Settlement Date” means the Purchase Contract Settlement Date.

“Reset Rate” has the meaning specified in Section 2(c).

“Second Remarketing” has the meaning specified in Section 2(b).

“Second Remarketing Date” has the meaning specified in Section 2(b).

“Second Supplemental Indenture” means Supplemental Indenture No. 2, dated as of August 4, 2008, to the Indenture, between the Company and the Trustee.

“Securities” has the meaning specified in Section 10.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Subsidiaries” has the meaning specified in Section 3(j).

“Third Supplemental Indenture” means Supplemental Indenture No. 3, to be dated as of November 17, 2008, to the Indenture, between the Company and the Trustee.

“Transaction Documents” means this Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, in each case as amended or supplemented from time to time.

“Trustee” means U.S. Bank National Association, as trustee under the Indenture.

Section 2.   Appointment and Obligations of the Remarketing Agents.  The Company hereby appoints Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC as successor Remarketing Agents together with Citigroup Global Markets Inc., and, subject to the terms and conditions set forth herein, Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC hereby accept appointment as successor Remarketing Agents together with Citigroup Global Markets Inc., for the purpose of (i) remarketing the Remarketed Senior Notes on behalf of the holders thereof, (ii) determining, in consultation with the Company, in the manner provided for herein and in the Purchase Contract Agreement and the Indenture, the Reset Rate for the Remarketed Senior Notes, and (iii) performing such other duties as are assigned to the Remarketing Agents in the Transaction Documents.

(a) Unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to such date, on the fifth Business Day immediately preceding the Purchase Contract Settlement Date (the “Initial Remarketing Date”), the Remarketing Agents shall use their commercially reasonable efforts to remarket (the “Initial Remarketing”) the Remarketed Senior Notes at a price equal to 100% of the aggregate principal amount of the Remarketed Senior Notes being remarketed in such Remarketing (the “Remarketing Price”).

(b) In the case of a Failed Remarketing on the Initial Remarketing Date and unless a Special Event Redemption, an Early Settlement or a Cash Merger Early Settlement has occurred prior to such date, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date (the “Second Remarketing Date”), the Remarketing Agents shall use their commercially reasonable efforts to remarket (the “Second Remarketing”) the Remarketed Senior Notes at the Remarketing Price. In the case of a Failed Remarketing on the Second Remarketing Date and unless a Special Event Redemption, an Early Settlement or a Cash Merger Early

Settlement has occurred prior to such date, on the third Business Day immediately preceding the Purchase Contract Settlement Date (the “Final Remarketing Date”), the Remarketing Agents shall use their commercially reasonable efforts to remarket (the “Final Remarketing”) the Remarketed Senior Notes at the Remarketing Price. It is understood and agreed that the Remarketing on any Remarketing Date will be considered successful and no further attempts will be made if the resulting proceeds are at least equal to 100% of the aggregate principal amount of the Remarketed Senior Notes.

(c) In connection with each Remarketing, the Remarketing Agents shall determine, in consultation with the Company, either the fixed interest rate per annum or, if the Company has elected for the reset rate to be a floating interest rate, the sum of the Reset Spread and the Base Rate (as defined in the Second Supplemental Indenture), that the Remarketed Senior Notes should bear (the “Reset Rate”) in order for the Remarketed Senior Notes to have an aggregate offering price equal to the Remarketing Price and that in the sole reasonable discretion of the Remarketing Agents will enable them to remarket all of the Remarketed Senior Notes at the Remarketing Price in such Remarketing; provided that such rate shall not exceed the maximum interest rate permitted by applicable law.

(d) If, by 4:00 p.m., New York City time, on the applicable Remarketing Date, (1) the Remarketing Agents are unable to remarket all of the Remarketed Senior Notes, other than to the Company, at the Remarketing Price pursuant to the terms and conditions hereof or (2) the Remarketing did not occur on such Remarketing Date because one of the conditions set forth in Section 6 hereof was not satisfied, a Failed Remarketing shall be deemed to have occurred, and the Remarketing Agents shall so advise by telephone (promptly confirmed in writing) the Depositary, the Purchase Contract Agent, the Collateral Agent and the Company. Whether or not there has been a Failed Remarketing will be determined in the sole reasonable discretion of the Remarketing Agents.

(e) In the event of a Successful Remarketing, by approximately 4:30 p.m., New York City time, on the applicable Remarketing Date, the Remarketing Agents shall advise, by telephone (promptly confirmed in writing in the case of clause (1)):

(1) the Depositary, the Purchase Contract Agent, the Trustee and the Company of the Reset Rate determined by the Remarketing Agents in such Remarketing and the number of Remarketed Senior Notes sold in such Remarketing;

(2) each purchaser (or the Depositary Participant thereof) of Remarketed Senior Notes of the Reset Rate and the number of Remarketed Senior Notes such purchaser is to purchase;

(3) each such purchaser (if other than a Depositary Participant) to give instructions to its Depositary Participant to pay the purchase price on the Remarketing Settlement Date in same day funds against delivery of the Remarketed Senior Notes purchased through the facilities of the Depositary; and

(4) each such purchaser (or Depositary Participant thereof) that the Remarketed Senior Notes will not be delivered until the Remarketing Settlement Date, and, in the case of the Initial Remarketing Date or the Second Remarketing, the Remarketing Settlement Date will be five Business Days or four Business Days, respectively, following the date of such Remarketing and that if such purchaser wishes to trade the Remarketed Senior Notes that it has purchased prior to the third Business Day preceding the Remarketing Settlement Date, such purchaser will have to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement.

The Remarketing Agents shall also, if required by the Securities Act, deliver, in conformity with the requirements of the Securities Act, to each purchaser a Prospectus in connection with the Remarketing.

(f) The proceeds from a Successful Remarketing (i) with respect to the Senior Notes that are components of the Corporate Units shall be paid to the Collateral Agent in accordance with Section 5.02 of the Purchase Contract Agreement and (ii) with respect to the Separate Senior Notes, shall be paid to the Custodial Agent for payment to the holders of such Separate Senior Notes in accordance with Section 5.02 of the Purchase Contract Agreement.

(g) The right of each holder of Remarketed Senior Notes to have such Remarketed Senior Notes remarketed and sold on any Remarketing Date shall be subject to the conditions that (i) the Remarketing Agents conduct (A) an Initial Remarketing, (B) a Second Remarketing in the event of a Failed Remarketing on the Initial Remarketing Date and (C) a Final Remarketing in the event of a Failed Remarketing on the Second Remarketing Date, each pursuant to the terms of this Agreement, (ii) neither a Special Event Redemption, an Early Settlement nor a Cash Merger Early Settlement has occurred prior to such Remarketing Date, (iii) the Remarketing Agents are able to find a purchaser or purchasers for Remarketed Senior Notes at the Remarketing Price based on the Reset Rate, and (iv) such purchaser or purchasers of the Remarketed Senior Notes deliver the purchase price therefor to the Remarketing Agents as and when required.

(h) It is understood and agreed that the Remarketing Agents shall not have any obligation whatsoever to purchase any Remarketed Senior Notes, whether in the Remarketing or otherwise, and shall in no way be obligated to provide funds to make payment upon tender of Remarketed Senior Notes for Remarketing or to otherwise expend or risk its own funds or incur or to be exposed to financial liability in the performance of its duties under this Agreement. Neither the Company nor the Remarketing Agents shall be obligated in any case to provide funds to make payment upon tender of the Remarketed Senior Notes for Remarketing.

Section 3.   Representations and Warranties of the Company. The Company represents and warrants (i) on and as of the date any Remarketing Materials are first distributed in connection with the Remarketing, (ii) on and as of the Applicable Time and (iii) on and as of the Remarketing Settlement Date, that:

(a) Filing of Registration Statement and Preliminary Prospectus; No Stop Order: A Registration Statement on Form S-3 (No. 333-150101) relating to the Remarketed Senior Notes (i) has been prepared by the Company in conformity with the requirements of the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) upon its filing with the Commission automatically became and is effective under the Securities Act.  Copies of such Registration Statement and any amendment thereto have been delivered by the Company to the Remarketing Agents.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the

Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act, after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.  The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b) Well-Known Seasoned Issuer; Automatic Shelf Registration Statement: The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405) eligible to use Form S-3 for the offering of the Remarketed Senior Notes, including not having been an “ineligible issuer” (as defined in Rule 405) at any such time or date.  The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the Remarketing Settlement Date.

(c) Conformity to Description of Registration Statement, Preliminary Prospectus, Prospectus: The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Remarketing Settlement Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects, when filed, to the requirements of the Securities Act and the Rules and Regulations.  The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Remarketing Settlement Date to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) Registration Statement: The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agents specifically for inclusion therein, which information is specified in Section 7(d) or in a separate letter addressing such information.

(e) Prospectus: The Prospectus will not, as of its date and on the Remarketing Settlement Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agents specifically for inclusion therein, which information is specified in Section 7(d) or in a separate letter addressing such information.

(f) Incorporated Documents: The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representation and warranty is given on the basis that any statement contained in a document incorporated by reference therein shall be deemed not to be contained therein if the statement has been modified or superseded by any statement in a subsequently filed document incorporated by reference therein or in any amendment or supplement thereto.

(g) The Pricing Disclosure Package: The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agents specifically for inclusion therein, which information is specified in Section 7(d) or in a separate letter addressing such information.

(h) Issuer Free Writing Prospectus: Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433) when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Conformity to Description, Use, and Retaining of Issuer Free Writing Prospectuses: Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Remarketed Senior Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Remarketing Agents. The Company will, pursuant to reasonable procedures developed in good faith, retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j) Due Incorporation and Qualification: Each of the Company and EnergyCo, LLC and the Company’s significant subsidiaries (within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act, and collectively with EnergyCo, LLC only for purposes of this

Agreement, the “Significant Subsidiaries”) has been duly incorporated or organized, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business as described in any Preliminary Prospectus and the Prospectus.  Each of the Company and each Significant Subsidiary is duly qualified to do business as a foreign corporation or other business entity and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on (i) the condition (financial or otherwise), results of operations, stockholders’ equity, properties or business of the Company and its subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under the Transaction Documents (a “Material Adverse Effect”).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 1(j) attached hereto.  None of the subsidiaries of the Company is a “significant subsidiary” (within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act), other than Public Service Company of New Mexico, Texas-New Mexico Power Company, First Choice Power Special Purpose, L.P., First Choice Power, L.P., FCP Enterprises, Inc. and TNP Enterprises, Inc.

(k) Capitalization: The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus.  All of the issued and outstanding shares of capital stock or equivalent equity rights of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, with the exception of the outstanding preferred stock of Public Service Company of New Mexico and a 50% interest in EnergyCo, LLC, which are owned by third parties, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, and defects of title.

(l) The Indenture, First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture: The Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture have been or, on or prior to the Remarketing Settlement Date, will be duly authorized, executed and delivered by the Company and are or, upon execution and delivery, will be valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except in each case as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture (i) have been or, on or prior to the Remarketing Settlement Date, will be duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), (ii) comply or, on or prior to the Remarketing Settlement Date, will comply as to form with the requirements of the Trust Indenture Act and (iii) conform or, on or prior to the Remarketing Settlement Date, will conform to the description thereof in the most recent Preliminary Prospectus and the Prospectus.

(m) The Remarketed Senior Notes: The Remarketed Senior Notes have been duly authorized, issued and delivered by the Company, and constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the Remarketed Senior Notes will conform to the description thereof in the Pricing Disclosure Package and the Prospectus, respectively.

(n) This Agreement: The Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(o) The Purchase Contract Agreement and the Pledge Agreement:  The Purchase Contract Agreement and the Pledge Agreement have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Purchase Contract Agreement and the Pledge Agreement conform to the description thereof in the most recent Preliminary Prospectus and the Prospectus.

(p) No Conflicts: The execution and delivery of this Agreement and the performance of the Transaction Documents by the Company, the issuance of the Remarketed Senior Notes, the consummation of the transactions contemplated in the Transaction Documents and the application of the proceeds from the sale of the Remarketed Senior Notes as described under “Use of Proceeds” in the most recent Preliminary Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

(q) No Consents Required: No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required to be obtained by the Company for the execution, delivery and performance of the Transaction Documents, the issuance of the Remarketed Senior Notes, the consummation of the transactions contemplated in the Transaction Documents and the application of the proceeds from the sale of the Remarketed Senior Notes as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for the registration of the Remarketed Senior Notes under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities or blue sky laws in connection with the purchase and sale of the Remarketed Senior Notes by the Remarketing Agents.

(r) No Material Adverse Changes: Except as described in the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent

Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capital stock, long-term debt, consolidated net current assets or stockholders’ equity of the Company and/or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Historical Financial Statements: The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the consolidated financial condition of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations and cash flows for the periods specified therein.  Except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved.

(t) Independent Public Accountants: Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, and which have audited the Company’s internal control over financial reporting, are an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the rules and regulations of the Public Company Accounting Oversight Board.

(u) Compliance: The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.  The Company is not in non-compliance with any term or condition of, nor has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, except as set forth the most recent Preliminary Prospectus.  The Company has not received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

(v) Litigation: Other than as set forth in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of the Transaction Documents, the issuance of the Remarketed Senior Notes or the consummation of the transactions contemplated in the Transaction Documents.  To the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w) No Labor Disturbance: No labor disturbance by or dispute with the employees of the Company exists or is, to the best knowledge of the Company, threatened or is imminent that could reasonably be expected to have a Material Adverse Effect, except as set forth in the most recent Preliminary Prospectus.

(x) No Defaults: Neither the Company nor any of its Significant Subsidiaries is in violation of its charter, bylaws or other organizational documents, or, except as would not reasonably be likely to have a Material Adverse Effect, (i) is in default in the performance or observance of any term, material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, (ii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or (iii) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

(y) Sarbanes-Oxley: To the best of its knowledge, the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations of the SEC that have been adopted and are effective thereunder.

(z) Environmental Matters: Except as described in the most recent Preliminary Prospectus, each of the Company and each of its subsidiaries (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws or failure to receive, or comply with the terms and conditions of required permits, licenses or approvals, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(aa) Accounting Controls and Disclosure Controls: The Company and its subsidiaries maintain (x) systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).

(bb) Distribution of Remarketing Materials: The Company has not distributed and, prior to the later to occur of the Remarketing Settlement Date and completion of the distribution of the Remarketed Senior Notes, will not distribute any offering material in connection with the offering and sale of the Remarketed Senior Notes other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Remarketing Agents have consented (which consent being deemed to have been given with respect to (i) the Final Term Sheet prepared and filed pursuant to Section 5(a)(1) hereof and (ii) any other Issuer Free Writing Prospectus identified on Schedule 2 hereto).

(cc) Anti-Manipulation: The Company has not taken, directly or indirectly, any action intended or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in a manner which would violate the Securities Act or the Exchange Act.

(dd) Investment Company Act:  The Company is not, and as of the Remarketing Settlement Date and, after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee) No Conflict Between Issuer Free Writing Prospectus, Final Term Sheet and Registration Statement:  Each Issuer Free Writing Prospectus and the Final Term Sheet prepared and filed pursuant to Section 5(a)(1) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.  The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Remarketing Agents specifically for use therein, which information is specified in Section 7(d) or in a separate letter addressing such information.

(ff) Documents Described in or Filed as Exhibit to Registration Statement or Prospectus:  There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or filed or to be filed as an exhibit thereto, which is not described or filed as required (and the Preliminary Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus).

(gg) Taxes:  The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(hh) Insurance:  The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ii) ERISA, Employee Matters:  None of the following events has occurred or exists:  (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its subsidiaries that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could have a Material Adverse Effect.  None of the following events has occurred or is reasonably likely to occur:  (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could have a Material Adverse Effect.  For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

Any certificate signed by any officer of the Company and delivered to the Remarketing Agents or their counsel in connection with the offering of the Remarketed Senior Notes shall be deemed a representation and warranty by the Company, as to matters covered thereby but only as of the date thereof, to each Remarketing Agent.

Section 4.   Fees.  In the event of a Successful Remarketing of the Remarketed Senior Notes, the Company shall pay the Remarketing Agents a remarketing fee equal to 1.00% of the principal amount of the Remarketed Senior Notes (the “Remarketing Fee”). Such Remarketing Fee shall be paid by the Company on the Remarketing Settlement Date in cash by wire transfer of immediately available funds to an account designated by the Remarketing Agents.

Section 5.   Further Agreements of the Company and the Remarketing Agents.

(a) The Company covenants and agrees as follows:

(1) Filing of Prospectus: Amendments and Supplements; Filing of Exchange Act Reports; Notice of Stop Orders:  To prepare the Prospectus in a form approved by the Remarketing Agents and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the Applicable Time; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Remarketing Settlement Date except as provided herein; to advise the Remarketing Agents, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Remarketing Agents with copies thereof and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Senior Notes; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Senior Notes; to prepare the Final Term Sheet, substantially in the form of Schedule 3 hereto and approved by the Remarketing Agents and file the Final Term Sheet pursuant to Rule 433(d) of the Rules and Regulations within the time period prescribed by such Rule; to advise the Remarketing Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Remarketed Senior Notes for offering or sale in any jurisdiction, of the initiation or threatening by the Commission of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(2) Payment of Commission Fees:  To pay the applicable Commission filing fees relating to the Remarketed Senior Notes within the time required by Rule 456(b)(1) without regard to the proviso therein;

(3) Copies of Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus and Incorporated Documents; Certain Events and Amendments or Supplements:  To deliver promptly to the Remarketing Agents on or prior to the Remarketing Settlement Date such number of the following documents as the Remarketing Agents shall reasonably request: (A) conformed copies of the Registration

Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) the Final Term Sheet and each other Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Remarketed Senior Notes and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agents and, upon their request, to file such document and to prepare and furnish without charge to each Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agents may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(4) Filing of Amendments or Supplements:  To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Remarketing Agents, be required by the Securities Act or requested by the Commission;

(5) Furnishing of Amendments or Supplements:  Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Remarketing Agents and their counsel and not file any of the same with the Commission to which the Remarketing Agents shall reasonably object, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Senior Notes;

(6) Offers by Issuer Free Writing Prospectuses:  Not to make any offer relating to the Remarketed Senior Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Remarketing Agents (which consent being deemed to have been given with respect to (A) the Final Term Sheet prepared and filed pursuant to Section 5(a)(1) hereof and (B) any other Issuer Free Writing Prospectus identified on Schedule 2 hereto);

(7) Rule 433; Certain Events and Amendments or Supplements to Issuer Free Writing Prospectus:  To comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Remarketing Agents and, upon their request, to file such document and to prepare and furnish without charge to the Remarketing Agents as many copies as the Remarketing Agents may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(8) Earnings Statement:  As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including in accordance with Rule 158 under the Securities Act);

(9) Blue Sky Qualifications:  Promptly from time to time to take such action as the Remarketing Agents may reasonably request to qualify the Remarketed Senior Notes for offering and sale under the securities laws of such jurisdictions as the Remarketing Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Remarketed Senior Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(10) Clear Market:  Until 10 days following the Remarketing Settlement Date, to not, without the prior written consent of the Remarketing Agents, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of or otherwise dispose of, any debt securities that are substantially similar to the Remarketed Senior Notes (including, without limitation, with respect to the maturity, currency, interest rate and other material terms of the Remarketed Senior Notes);

(11) Application of Net Proceeds:  To apply the net proceeds from the sale of the Remarketed Senior Notes being sold by the Company as set forth in the Prospectus; and

(12) Anti-manipulation:  Not to at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company in a manner that would violate the Securities Act or the Exchange Act.

(b) The Company agrees, whether or not the transactions contemplated by the Transaction Documents are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the Remarketing of the Remarketed Senior Notes and any stamp duties or other taxes payable in that connection; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of the Transaction Documents and the Remarketed Senior Notes and any other related documents in connection with the offering, purchase, sale and delivery of the Remarketed Senior Notes; (e) the qualification of the Remarketed Senior Notes under the securities laws of the several jurisdictions as provided in Section 5(a)(9) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agents in an amount that is not greater than $5,000);  (f) the services of the Purchase Contract Agent and the Trustee and any agent therefor (including the fees and disbursements of counsel for the Purchase Contract Agent or the Trustee); (g) the services of the Custodial Agent, Collateral Agent and Securities Intermediary (including the fees and disbursements of counsel therefor); (h) the investor presentations on any “road show” undertaken in connection with the marketing of the Remarketed Senior Notes, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; (i) the services of the Company’s independent registered public accounting firm; (j) the services of the Company’s counsel; (k) any rating of the Remarketed Senior Notes by rating agencies; (l) any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Remarketed Senior Notes (including related reasonable and documented fees and expenses of counsel to the Remarketing Agents); (m) the reasonable and documented fees and expenses of counsel to the Remarketing Agents in connection with the negotiation and review of amendments and supplements to the Transaction Documents and the Remarketing Agents’ duties thereunder and hereunder; and (n) all other costs and expenses incident to the performance of the obligations of the Company under the Transaction Documents.

(c) The Company covenants and agrees to furnish the Remarketing Agents with such information and documents as the Remarketing Agents may reasonably request in connection with the transactions contemplated in the Transaction Documents, and to make reasonably available to the Remarketing Agents and any accountant, attorney or other advisor retained by the Remarketing Agents such information that parties would customarily require in connection with a due diligence investigation conducted in accordance with applicable securities laws and to cause the Company’s officers, directors, employees and accountants to participate in all such discussions and to supply all such information reasonably requested by any such Person in connection with such investigation.

(d) Each Remarketing Agent severally agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Remarketed Senior Notes that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that the Remarketing Agents may use a term sheet substantially in the form of Schedule 3 hereto without the consent of the Company.  Any such free writing prospectus consented to by the Company is hereinafter referred to as “Permitted Issuer Information.”

Section 6.   Conditions to the Remarketing Agents’ Obligations.  The respective obligations of the Remarketing Agents hereunder are subject to the accuracy, as of the date hereof, the Applicable Time and on the Remarketing Settlement Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) Filing of Prospectus and Free Writing Prospectus; No Stop Order: The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(1); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose  shall have been initiated or, to the knowledge of the Company, threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.

(b) No Discovery of Untrue Statements or Omissions: No Remarketing Agent shall have discovered and disclosed to the Company on or prior to the Remarketing Settlement Date  that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel for the Remarketing Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) Other Documents and Certificates: All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Remarketed Senior Notes, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Opinions of Company Counsel: Charles L. Moore, Associate General Counsel, SEC Reporting and Corporate Transactions, of the Company, shall have furnished to the Remarketing Agents his written opinion, as counsel to the Company, addressed to the Remarketing Agents and dated the Remarketing Settlement Date, substantially in the form attached hereto as Exhibit A.  Troutman Sanders LLP shall have furnished to the Remarketing Agents its written opinion, as counsel to the Company, addressed to the Remarketing Agents and dated the Remarketing Settlement Date, substantially in the form attached hereto as Exhibit B.

(e) Opinions of Remarketing Agents’ Counsel: The Remarketing Agents shall have received from Simpson Thacher & Bartlett LLP, counsel for the Remarketing Agents, such opinion or opinions, dated the Remarketing Settlement Date, with respect to the issuance and sale of the Remarketed Senior Notes, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Remarketing Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f) Compliance with Representations and Warranties, Covenants: The representations and warranties of the Company contained herein shall be true and correct on and as of the applicable Remarketing Date and the Remarketing Settlement Date, and the Company, the Purchase Contract Agent and the Collateral Agent shall have performed all covenants and agreements contained herein or in the Purchase Contract Agreement and in the Pledge Agreement to be performed on their part at or prior to such Remarketing Date and such Remarketing Settlement Date.

(g) Initial Comfort Letter: At or prior to the Applicable Time, the Remarketing Agents shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Remarketing Agents, addressed to the Remarketing Agents and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the Applicable Time (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three business days prior to the Applicable Time), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to remarketing agents or underwriters in connection with a remarketing or a registered offering of debt securities, as the case may be.

(h) Bring-down Comfort Letter: With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Remarketing Agents at the Applicable Time (the “initial letter”), the Company shall have furnished to the Remarketing Agents a letter (the “bring-down letter”) of such accountants, addressed to the Remarketing Agents and dated the Remarketing Settlement Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i) Officers’ Certificates: The Company shall have furnished to the Remarketing Agents a certificate, dated the Remarketing Settlement Date, of its Chief Executive Officer, President and Chief Operating Officer, Executive Vice President, Chief Financial Officer or any Senior Vice President, and any Vice President or Treasurer, satisfactory to the Remarketing Agents stating that:

(1) The representations, warranties and agreements of the Company in Section 3 are true and correct on and as of the Remarketing Settlement Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Remarketing Settlement Date;

(2) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose  have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(3) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Remarketing Settlement Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(j) No Material Changes: Except as described in the most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since the date of the most recent Preliminary Prospectus, there shall not have been any change in the capital stock, long-term debt, consolidated net current assets or stockholders’ equity of the Company and/or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Remarketing Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Remarketed Senior Notes being delivered on the Remarketing Settlement Date on the terms and in the manner contemplated in the Prospectus.

(k) No Downgrading: Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock.

(l) Non-Occurrence of Certain Events: Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Remarketing Agents, impracticable or inadvisable to proceed with the public offering or delivery of the Remarketed Senior Notes being delivered on the Remarketing Settlement Date on the terms and in the manner contemplated in the Prospectus.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance as provided in exhibits to this Agreement, and if not so provided, then in form and substance reasonably satisfactory to counsel for the Remarketing Agents.

Section 7.   Indemnification.

(a) The Company shall indemnify and hold harmless each Remarketing Agent, its directors, officers and employees and each person, if any, who controls each Remarketing Agent within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Remarketing Agent, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Remarketing Agents or (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by each Remarketing Agent in connection with, or relating in any manner to, the Remarketed Senior Notes or the Remarketing contemplated hereby (provided that the Company shall not be liable to a Remarketing Agent under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Remarketing Agent through its gross negligence or willful misconduct), and shall reimburse each Remarketing Agent and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Remarketing Agent, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non Prospectus Road Show in reliance upon and in conformity with written information concerning such Remarketing Agent furnished to the Company by the Remarketing Agents specifically for inclusion therein, which information consists solely of the information specified in Section 7(d) or in a separate letter addressing such information.  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to each Remarketing Agent or to any director, officer, employee or controlling person of that Remarketing Agent.

(b) Each Remarketing Agent, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Remarketing Agent furnished to the Company by such Remarketing Agent specifically for inclusion therein, which information is limited to the information set forth in Section 7(d) or in a separate letter addressing such information.  The foregoing indemnity agreement is in addition to any liability that each Remarketing Agent may otherwise have to the Company or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 7 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) The Remarketing Agents severally confirm and the Company acknowledges and agrees that the statements regarding delivery of the Remarketed Senior Notes by the Remarketing Agents set forth in the last paragraph on the cover page of, and the paragraph relating to stabilization by the Remarketing Agents and the concession and reallowance figures appearing under the caption “Plan of Distribution” in, the most recent Preliminary Prospectus and the Prospectus constitute the only information furnished in writing to the Company by or on behalf of the Remarketing Agents specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

Section 8.   Contribution.

(a) If the indemnification provided for in Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Remarketing Agents, on the other, from the Remarketing of the Remarketed Senior Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Remarketing Agents, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Remarketing Agents, on the other, with respect to such Remarketing shall be deemed to be in the same proportions as the aggregate principal amount of the Remarketed Senior Notes (less the Remarketing Fee) received by the Company, on the one hand, and the Remarketing Fee received by the Remarketing Agents, on the other hand, bear to the aggregate principal amount of the Remarketed Senior Notes.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Remarketing Agents agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Remarketing Agents were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Remarketing Agent shall be required to contribute any amount in excess of the amount by which its portion of the Remarketing Fee exceeds the amount of any damages that such Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Remarketing Agents’ obligations to contribute as provided in this Section 8 are several on a pro rata basis and not joint.

Section 9.   Resignation and Removal of the Remarketing Agents. The Remarketing Agents may resign and be discharged from their duties and obligations hereunder, and the Company may remove the Remarketing Agents, by giving 30 days’ prior written notice, in the case of a resignation, to the Company and the Purchase Contract Agent and, in the case of a removal, to the removed Remarketing Agent or Agents and the Purchase Contract Agent; provided, however, that no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and each such successor Remarketing Agent shall have entered into a remarketing agreement with the Company (or agreed to become a party to this Agreement), in which it shall have agreed to conduct the Remarketing in accordance with the Transaction Documents in all material respects.

In any such case, the Company will use commercially reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement (or an appropriate amendment to this Agreement) with such person as soon as reasonably practicable. The provisions of Section 7 and Section 8 shall survive the resignation or removal of any Remarketing Agents pursuant to this Agreement.

Section 10.   Dealing in Securities. The Remarketing Agents, when acting as Remarketing Agents or in their individual or any other capacities, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Senior Notes, Corporate Units, Treasury Units or any of the securities of the Company (together, the “Securities”). The Remarketing Agents may exercise any vote or join in any action which any beneficial owner of such Securities may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agents, in their individual capacities, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if they did not act in any capacity hereunder.

Section 11.   Remarketing Agents’ Performance; Duty of Care. The duties and obligations of the Remarketing Agents shall be determined solely by the express provisions of this Agreement and the other Transaction Documents. No implied covenants or obligations of or against the Remarketing Agents shall be read into this Agreement or any of the other Transaction Documents. In the absence of bad faith on the part of the Remarketing Agents, the Remarketing Agents may conclusively rely upon any document furnished to them, as to the truth of the statements expressed in any of such documents. The Remarketing Agents shall be protected in acting upon any document or communication reasonably believed by them to have been signed, presented or made by the proper party or parties except as otherwise set forth herein. The Remarketing Agents shall have no obligation to determine whether there is any limitation under applicable law on the Reset Rate on the Remarketed Senior Notes or, if there is any such limitation, the maximum permissible Reset Rate on the Remarketed Senior Notes, and they shall rely solely upon written notice from the Company (which the Company agrees to provide prior to the eighth Business Day before the Initial Remarketing Date) as to whether or not there is any such limitation and, if so, the maximum permissible Reset Rate. The Remarketing Agents, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Senior Notes in their individual capacities or as Remarketing Agents for any action or failure to act, on their part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from their failure to comply with the material terms of this Agreement or bad faith, gross negligence or willful misconduct on its part. The provisions of this Section 11 shall survive the termination of this Agreement and shall survive the resignation or removal of any Remarketing Agents pursuant to this Agreement.

Section 12.   No Fiduciary Duty. The Company acknowledges and agrees that in connection with the Remarketing or any other services the Remarketing Agents may be deemed to be providing under the Transaction Documents, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Remarketing Agents:  (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Remarketing Agents, on the other, exists; (ii) the Remarketing Agents are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the Remarketing Price of the Remarketed Senior Notes, and such relationship between the Company, on the one hand, and the Remarketing Agents, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Remarketing Agents may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Remarketing Agents and their respective affiliates may have interests that differ from those of the Company.  The Company hereby waives any claims that the Company may have against the Remarketing Agents with respect to any breach of fiduciary duty in connection with the Remarketing.

Section 13.   No Tax Advice. The Remarketing Agents note that they are not experts in legal, tax or accounting matters and express no view as to the legal, accounting or tax treatment of the Remarketed Senior Notes or their purchase in the remarketing by any party, including the Company.  The Company acknowledges and agrees that the Remarketing Agents shall not have any liability or responsibility whatsoever with respect to the Company’s tax treatment of the Remarketed Senior Notes or the tax consequences to the Company as a result of the issuance, sale and remarketing of the Remarketed Senior Notes.  The Company acknowledges that it has consulted with its own counsel and tax advisors concerning such matters, and is responsible for making its own independent investigation and appraisal of the risks, benefits and suitability of the offer and sale of the Remarketed Senior Notes pursuant to the remarketing and any purchase of the Remarketed Senior Notes by the Company or its affiliates in the remarketing.  The Company has not relied on any statement or representation made by the Remarketing Agents in making its own independent investigation and appraisal of the risks, benefits and suitability of the offer and sale of the Remarketed Senior Notes pursuant to the remarketing and any purchase of the Remarketed Senior Notes by the Company or its affiliates in the remarketing.

Section 14.   Termination. This Agreement shall automatically terminate (i) as to the Remarketing Agents on the Effective Date of the resignation or removal of the Remarketing Agents pursuant to Section 9 and (ii) on the earlier of (x) any Special Event Redemption Date, (y) the occurrence of a Termination Event and (z) the Business Day immediately following the Purchase Contract Settlement Date. If this Agreement is terminated pursuant to any of the other provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to the Remarketing Agents and the Remarketing Agents shall not be under any liability to the Company, except that if this Agreement is terminated by the Remarketing Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Remarketing Agents for all of their reasonable and documented out-of-pocket expenses (including the reasonable and documented fees and disbursements of its counsel) reasonably incurred by it. Notwithstanding any termination of this Agreement, in the event there has been a Successful Remarketing, the obligations set forth in Section 4 hereof shall survive and remain in full force and effect until all amounts payable under said Section 4 shall have been paid in full. In addition, Sections 7, 8, 11, 17 and 18 hereof shall survive the termination of this Agreement or the resignation or removal of the Remarketing Agents.

Section 15.   Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Remarketing Agents, shall be delivered or sent by mail, telex or facsimile transmission on behalf of all the Remarketing Agents to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (Fax: (212) 816-7912);

(b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to PNM Resources, Inc., Alvarado Square, Albuquerque, New Mexico 87158, Attention: Treasurer (Fax: (505) 241-2369); and

(c) if to the Purchase Contract Agent, shall be delivered or sent by mail or facsimile transmission to U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Administration (Fax: (212) 809-4993).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

Section 16.   Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon each party hereto and its respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Remarketing Agents and the person or persons, if any, who control one or more of the Remarketing Agents within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing Agents contained in Section 7 of this Agreement shall be deemed to be for the benefit of the Company’s directors and officers who signed the Registration Statement, if any, and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 17.   Survival. The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agents contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive any Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section 18.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 19.   Judicial Proceedings.

(a) Each party hereto expressly accepts and irrevocably submits to the non-exclusive jurisdiction of the United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Remarketed Senior Notes. To the fullest extent it may effectively do so under applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party hereto agrees, to the fullest extent that it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 19(a) brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal, and may be enforced in the courts of the United States of America or the State of New York (or any other court the jurisdiction to which the Company is or may be subject) by a suit upon such judgment.

Section 20.   Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

Section 21.   Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

Section 22.   Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, then, to the extent permitted by law, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

Section 23.   Amendments. This Agreement may be amended by an instrument in writing signed by the parties hereto. Each of the Company and the Purchase Contract Agent agrees that it will not enter into, cause or permit any amendment or modification of the Transaction Documents or any other instruments or agreements relating to the Remarketed Senior Notes or the Corporate Units that would in any way adversely affect the rights, duties and obligations of the Remarketing Agents, without the prior written consent of the Remarketing Agents.

Section 24.   Successors and Assigns. Except in the case of a succession pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement, the rights and obligations of the Company hereunder may not be assigned or delegated to any other Person without the prior written consent of the Remarketing Agents. The rights and obligations of the Remarketing Agents hereunder may not be assigned or delegated to any other Person (other than an affiliate of the Remarketing Agents) without the prior written consent of the Company.

If the foregoing correctly sets forth the agreement by and among the Company, the Remarketing Agents and the Purchase Contract Agent, please indicate your acceptance in the space provided for that purpose below.

[SIGNATURES ON THE FOLLOWING PAGES]

Very truly yours,

PNM RESOURCES, INC.

By:           /s/ Charles N. Eldred__
Name:      Charles N. Eldred
Title:        Executive Vice President and
 Chief Financial Officer

[PNM Resources, Inc. Supplemental Remarketing Agreement]

CONFIRMED AND ACCEPTED:

CITIGROUP GLOBAL MARKETS INC., as Remarketing Agent

By:           /s/ Brian D. Bednarski_________
Name:      Brian D. Bednarski
Title:        Managing Director

[PNM Resources, Inc. Supplemental Remarketing Agreement]

CONFIRMED AND ACCEPTED:

BANC OF AMERICA SECURITIES LLC, as Remarketing Agent

By:           /s/ Lex Maultsby______________
Name:      Lex Maultsby
Title:        Managing Director

  [PNM Resources, Inc. Supplemental Remarketing Agreement]

CONFIRMED AND ACCEPTED:

WEDBUSH MORGAN SECURITIES INC., as Remarketing Agent

By:           /s/ Michael Gardner____________
Name:      Michael Gardner, CFA
Title:        Executive Vice President

  [PNM Resources, Inc. Supplemental Remarketing Agreement]

CONFIRMED AND ACCEPTED:

RBC CAPITAL MARKETS CORPORATION, as Remarketing Agent

By:           /s/ David Capaldi
Name:      David Capaldi
Title:        Managing Director

[PNM Resources, Inc. Supplemental Remarketing Agreement]

CONFIRMED AND ACCEPTED:

UBS SECURITIES LLC, as Remarketing Agent

By:           /s/ Christopher Forshner
Name:      Christopher Forshner
Title:        Managing Director

  [PNM Resources, Inc. Supplemental Remarketing Agreement]

U.S. BANK NATIONAL ASSOCIATION,

not individually, but solely as Purchase
Contract Agent and as attorney-in-fact for
the Holders of the Purchase Contracts

By:           /s/ Patrick J. Crowley
Name:      Patrick J. Crowley
Title:        Vice President

[PNM Resources, Inc. Supplemental Remarketing Agreement]

SCHEDULE 1(j)

List of all subsidiaries of the Company

1. Avistar, Inc.	19. EIP Refunding Corporation
2. FCP Enterprises, Inc.	20. Facility Works, Inc.
3. First Choice Power GP, LLC	21. MCB Financial Group, Inc.
4. First Choice Power Retail LP	22. Meadows Resources, Inc.
5. First Choice Power Special Purpose, L.P.	23. PNM Electric & Gas Services, Inc.
6. First Choice Power, L.P.	24. PNMR Development and Management Corporation
7. First Choice Special Purpose GP, LLC	25. PNM Merger Sub LLC
8. Luna Power Company, LLC	26. Republic Holding Company
9. PNM Receivables Corp.	27. Republic Savings Bank, F.S.B.
10. PNMR Services Company	28. Sunbelt Mining Company, Inc.
11. Public Service Company of New Mexico	29. Sunterra Gas Gathering Company
12. Texas-New Mexico Power Company	30. Sunterra Gas Processing Company
13. TNP Enterprises, Inc.	31. Texas Generating Company II, LLC
14. Bellamah Associates Ltd.	32. Texas Generating Company, L.P.
15. Bellamah Community Development	33. TNP Operating Company
16. Bellamah Holding Company	34. TNP Technologies L.L.C.
17. Bellamah Holding Ltd.	35. TNPE – Magnus L.L.C.
18. Bellamah Investors Ltd.

SCHEDULE 2

ISSUER FREE WRITING PROSPECTUSES

•	Final Term Sheet, to be dated the Applicable Time relating to the Remarketed Senior Notes, as filed pursuant to Rule 433 under the Securities Act and attached as Schedule 3 hereto.

SCHEDULE 3

FORM PRICING TERM SHEET

PNM RESOURCES, INC.
[__]% SENIOR NOTES DUE 2010

●% Senior Notes due 2010
Issuer:	PNM Resources, Inc.
Security:	●% Senior Notes due 2010
Size:	$100,000,000
Pricing Date:	November [ ], 2008
Settlement Date:	November 17, 2008
Maturity Date:	November 16, 2010
Coupon:	●% per annum
Interest Payment Dates:	May 16 and November 16, commencing May 16, 2009
Price to Public:	●% plus accrued interest from and including November 16, 2008 to but excluding November 17, 2008
Benchmark Treasury:	●
Benchmark Treasury Yield:	●%
Spread to Benchmark Treasury:	+ ● basis points ( %)
Yield:	●%
CUSIP:	●
Denominations:	$1,000 and integral multiples thereof
Anticipated Ratings:	[Ba2] by Moody’s Investors Service, Inc. [BB-] by Standard & Poor’s Ratings Services [BB] by Fitch Ratings, Inc.
Remarketing Agents:	Citigroup Global Markets Inc., Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC
Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any remarketing agent or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Citigroup Global Markets Inc. toll free at 1-877-858-5407.

EXHIBIT A
FORM OF OPINION OF CHARLES L. MOORE

                                                       November 17, 2008

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard
Los Angeles, California 90017

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Banc of America Securities LLC
One Bryant Park
New York, New York 10036

RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, New York 10281

Ladies and Gentlemen:

I have acted as counsel for PNM Resources, Inc., a New Mexico corporation (the “Company”), in connection with the remarketing by the Company of $100,000,000 million aggregate principal amount of [__]% Senior Notes due 2010 (the “Remarketed Senior Notes”) pursuant to the Supplemental Remarketing Agreement, dated as of November 7, 2008 (the “Agreement”) by and among the Company, Citigroup Global Markets Inc., Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC, as the remarketing agents (the “Remarketing Agents”), and U.S. Bank National Association, a national banking association, not individually but solely as Purchase Contract Agent (the “Purchase Contract Agent”) and as attorney-in-fact of the holders of Purchase Contracts, and pursuant to the Indenture dated as of October 7, 2005 between the Company and U.S. Bank National Association, as Trustee (the “Trustee”) (the “Indenture”), as supplemented by the Supplemental Indenture dated as of October 7, 2005 between the Company and the Trustee (the “First Supplemental Indenture”), Supplemental Indenture No. 2 dated as of August 4, 2008 between the Company and the Trustee (the “Second Supplemental Indenture”) and Supplemental Indenture No. 3 dated as of November 17, 2008, between the Company and the Trustee (the “Third Supplemental Indenture”). Capitalized terms used herein which are defined in the Agreement have the meanings set forth in the Agreement, unless otherwise defined herein.

This opinion letter is delivered to you at the request of the Company pursuant to Section 6(d) of the Agreement.

In rendering the opinions set forth below, I have reviewed and examined the Transaction Documents, the global Note, the Registration Statement, the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and such other documents as I have deemed necessary to render such opinions.  I have also examined originals or copies, certified or otherwise identified to my satisfaction, of the articles of incorporation and the bylaws or other organizational documents of the Company and each Significant Subsidiary, resolutions of the

Board of Directors of the Company and of the pricing committee thereof, and certificates of public officials concerning the legal existence and/or good standing of the Company and its Significant Subsidiaries. In addition, I have examined such other records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company and its Significant Subsidiaries, and have made such inquiries of such officers and representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

As to questions of fact material to such opinions, I have, when relevant facts were not independently established, relied upon certificates of the Company and of its officers, upon certificates and comparable documents of public officials, and upon statements in the Registration Statement, the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus.

In making the examinations of the Transaction Documents and the other documents described above, I have assumed the genuineness of all signatures (other than the signatures of the Company), the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies (including telecopies) and the authenticity of the originals of such documents and the correctness of all statements of fact contained in all such original documents. No opinion is expressed regarding compliance with covenants in any agreement to which the Company or any of its subsidiaries is a party incorporating calculations of a financial or accounting nature.  I have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency covered by this opinion letter.

Based upon the foregoing and subject to and limited by the qualifications stated herein, I am of the opinion that:

(i)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico, with full corporate power and authority to own its properties and conduct its business as described in the most recent Preliminary Prospectus and the Prospectus and to enter into and to perform its obligations under, or as contemplated by, the Agreement.  The Company is duly qualified to do business as a foreign corporation in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii)           Each of Public Service Company of New Mexico, a New Mexico corporation, Texas-New Mexico Power Company, a Texas corporation, TNP Enterprises, Inc., a Texas corporation, First Choice Power, L.P., a Texas limited partnership, First Choice Power Special Purpose, L.P., a Texas limited partnership, has been duly incorporated or organized with full power and authority to own its properties and conduct its business as described in the Prospectus.  Each Significant Subsidiary is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction in which it is chartered or organized.  Each Significant Subsidiary is duly qualified to do business as a foreign corporation or other business entity and is in good standing under the laws of each jurisdiction which requires such qualification, where the failure to be so qualified would, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect. In giving the opinions in the second sentence of this paragraph (ii), I have relied solely on the certificates of recent dates issued by the jurisdiction of incorporation or organization of each respective Significant Subsidiary as to the continued existence and good standing of each Significant Subsidiary in its jurisdiction of incorporation or organization listed in Annex A hereto and no other investigation or inquiry with respect thereto has been made.  In giving the opinion in the third sentence of this paragraph (ii) as to the due qualification and good standing of each Significant Subsidiary as a foreign entity, I have relied solely on the certificates of good standing issued by the jurisdiction where each Significant Subsidiary is qualified to do business as a foreign entity listed in Annex A hereto and no other investigation or inquiry with respect thereto has been made.

(iii)            The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus.

(iv)           All of the issued and outstanding shares of capital stock or equivalent equity rights of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable, and (except for outstanding preferred stock of Public Service Company of New Mexico and a 50% interest in EnergyCo, LLC, which is owned by third parties) are owned directly or indirectly by the Company, and are, to my knowledge after reasonable inquiry, free from liens, encumbrances and defects of title.

(v)           None of the execution, delivery and performance of the Transaction Documents by the Company, the consummation of the transactions contemplated in the Transaction Documents and the application of the proceeds from the sale of the Remarketed Senior Notes as described under “Use of Proceeds” in the most recent Preliminary Prospectus and Prospectus, will (i) conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any statute, law, rule, regulation or, to my knowledge after reasonable inquiry, judgment, order or decree applicable to the Company or any of its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Significant Subsidiaries or any of its or their properties or (ii) conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument known to me after reasonable inquiry to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is subject.

(vi)           To my knowledge after reasonable inquiry, and except as described in each of the most recent Preliminary Prospectus and the Prospectus, (A) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Significant Subsidiaries or its or their property is pending or threatened that (1) could reasonably be expected to have a material adverse effect on the performance of the Agreement or the consummation of any of the transactions contemplated thereby or (2) could reasonably be expected to have a Material Adverse Effect; and (B) no labor disturbance by or dispute with the employees of the Company exists or is threatened or is imminent that could reasonably be expected to have a Material Adverse Effect.

(vii)           The statements set forth in the most recent Preliminary Prospectus and the Prospectus under the caption “Description of the Notes” insofar as they purport to constitute a summary of the terms of the securities, are accurate summaries in all material respects.

(viii)         Each of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture has been duly authorized, executed and delivered by the Company.

(ix)           The Agreement has been duly authorized, executed and delivered by the Company.

(x)           The Remarketed Senior Notes have been duly authorized, executed and validly issued by the Company.

I am a member of the Bar of the State of New Mexico, and, except as to the opinion provided in paragraph (ii) above as to the due incorporation or organization of each Significant Subsidiary incorporated or organized in the State of Texas, as to which I am relying on [name], [title] of [the Company] who is an expert on the laws of the State of Texas, for purposes of this opinion, do not hold myself out as an expert on the laws of any jurisdiction other than the State of New Mexico and express no opinion as to any choice of law matters nor as to, or the effect or applicability of, any laws other than the laws of the State of New Mexico, except that I express no opinion as to the applicability of, or compliance with, New Mexico “blue sky” or state securities laws.  The opinions herein are expressed as of the date hereof, and I assume no obligation to revise, update or supplement such opinions to reflect any change in any fact or circumstance that hereafter comes to my attention, or any change in law that may hereafter occur, whether by legislative action, judicial decision, or in any other manner.  This opinion letter is furnished only to you in connection with the contemplated transactions and is solely for your benefit.  This opinion letter may not be used, relied upon, circulated, quoted or otherwise referred to for any purpose without my prior written consent (including by any person who acquires Remarketed Senior Notes from the Remarketing Agents), except as may be required by applicable law or regulation.

Very truly yours,

By
                                                                                                                            Charles L. Moore
                                                                                                                            Associate General Counsel
                                                                                                                            PNM Resources, Inc.

EXHIBIT B
FORM OF OPINION OF TROUTMAN SANDERS LLP

November 17, 2008

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Wedbush Morgan Securities Inc.
1000 Wilshire Boulevard
Los Angeles, California 90017

UBS Securities LLC
299 Park Avenue
New York, New York 10171

Banc of America Securities LLC
One Bryant Park
New York, New York 10036

RBC Capital Markets Corporation
Three World Financial Center
200 Vesey Street, 9th Floor
New York, New York 10281

Ladies and Gentlemen:

We have acted as counsel for PNM Resources, Inc., a New Mexico corporation (the “Company”), in connection with the remarketing by the Company of $100,000,000 million aggregate principal amount of [__]% Senior Notes due 2010 (the “Remarketed Senior Notes”) pursuant to the Supplemental Remarketing Agreement, dated as of November 7, 2008 (the “Agreement”) by and among the Company, Citigroup Global Markets Inc., Banc of America Securities LLC, Wedbush Morgan Securities Inc., RBC Capital Markets Corporation and UBS Securities LLC, as the remarketing agents (the “Remarketing Agents”), and U.S. Bank National Association, a national banking association (successor to U.S. Bank National Association), not individually but solely as Purchase Contract Agent (the “Purchase Contract Agent”) and as attorney-in-fact of the holders of Purchase Contracts, and pursuant to the Indenture dated as of October 7, 2005 between the Company and U.S. Bank National Association, as Trustee (the “Trustee”) (the “Indenture”), as supplemented by the Supplemental Indenture dated as of October 7, 2005 between the Company and the Trustee (the “First Supplemental Indenture”), Supplemental Indenture No. 2 dated as of August 4, 2008 between the Company and the Trustee (the “Second Supplemental Indenture”) and Supplemental Indenture No. 3 dated as of November 17, 2008, between the Company and the Trustee (the “Third Supplemental Indenture”). Capitalized terms used herein which are defined in the Agreement have the meanings set forth in the Agreement, unless otherwise defined herein.

This opinion letter is delivered to you at the request of the Company pursuant to Section 6(d) of the Agreement.

In rendering the opinions set forth below, we have reviewed and examined the Transaction Documents, the global Note, the Registration Statement, the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and such other documents as we have deemed necessary to render such opinions.  We have also examined originals or copies, certified or otherwise identified to our satisfaction, of the articles of incorporation and the bylaws or other organizational documents of the Company, FCP Enterprises, Inc., a Delaware corporation (“FCPE”), EnergyCo, LLC, a Delaware limited liability company (“EC”), and resolutions of the Board of Directors of the Company and the pricing committee thereof.  In addition, we have examined such other records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of the Company and of its officers, upon certificates and comparable documents of public officials, and upon statements in the Registration Statement, the Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus.  As to all matters of New Mexico law, including the opinion set out in paragraph 2 below, to the extent that it relates to New Mexico law, we are relying exclusively on the opinion letter of Charles L. Moore, Associate General Counsel, SEC Reporting and Corporate Transactions, of the Company, dated November 17, 2008.  As used herein, the phrase “to the best of our knowledge” means knowledge based upon and limited to the representations and warranties of the Company contained in the Agreement and in the documents delivered by the Company pursuant to the Agreement, inquiries of an appropriate officer of the Company whom we have determined is likely to have personal knowledge of the matters covered by the opinion, and the current conscious awareness of facts of the attorneys currently practicing law with our firm who had involvement in the transaction contemplated by the Agreement.

In making the examinations of the Transaction Documents and the other documents described above, we have assumed the genuineness of all signatures (other than the signatures of the Company), the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies (including telecopies) and the authenticity of the originals of such documents and the correctness of all statements of fact contained in all such original documents.  No opinion is expressed regarding compliance with covenants in any agreement to which the Company or any of its subsidiaries is a party incorporating calculations of a financial or accounting nature.  We have also assumed the due authorization, execution and delivery of such documents by parties other than the Company and the validity and constitutionality of each relevant statute, rule, regulation and agency covered by this opinion letter.

Based upon the foregoing and subject to and limited by the qualifications stated herein, we are of the opinion that:

(1)           Each of FCPE and EC have been duly incorporated or organized with full power and authority to own its properties and conduct its business as described in the Prospectus.

(2)           Each of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act.

(3)           The Remarketed Senior Notes have been duly issued and delivered, and constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(4)           The Agreement has been duly and validly authorized, executed and delivered by the Company.

(5)           None of the execution, delivery and performance of the Transaction Documents by the Company, the consummation of the transactions contemplated in the Transaction Documents and the application of the proceeds from the sale of the Remarketed Senior Notes as described under “Use of Proceeds” in the most recent Preliminary Prospectus and Prospectus, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, (A) the charter, bylaws, or other organizational documents of the Company or any of its Significant Subsidiaries or (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Significant Subsidiaries is a party or bound or to which its or their property is subject and which is filed as an exhibit to the Company’s most recent Annual Report on Form 10-K filed with the Commission.

(6)           No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company for the solicitation of offers to purchase the Remarketed Senior Notes, the remarketing of the Remarketed Senior Notes or the consummation by the Company of the transactions contemplated by the Transaction Documents, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction (as to which we do not express any opinion) in connection with the remarketing and distribution of the Remarketed Senior Notes in the manner contemplated in the Agreement and in the Prospectus.

(7)           The Registration Statement became effective under the Securities Act as of the date it was filed with the Commission, and the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Securities Act on November [__], 2008.  To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened.

(8)           (A) The Registration Statement, on the latest Effective Date and on the Remarketing Settlement Date, and (B) the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Remarketing Settlement Date, (except in each case as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), complied as to form in all material respects with the requirements of the Securities Act and the respective rules and regulations of the Commission thereunder; each document incorporated therein by reference as originally filed pursuant to the Exchange Act (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which we do not express any opinion) complied as to form when so filed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(9)           The statements made in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Certain United States Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

(10)           The Company is not and after the application of the proceeds from the remarketing of the Remarketed Senior Notes as described in the Prospectus, will not be, an “investment company,” or an entity “controlled” by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

*           *           *           *
We have participated in conferences with officers and other representatives of the Company at which the contents of the Registration Statement, the Prospectus, the Preliminary Prospectus and related matters were discussed and we have consulted with officers and other employees of the Company to inform them of the disclosure requirements under the Securities Act.  We have examined various reports, records, contracts and other documents of the Company and orders and instruments of public officials, which our investigation led us to deem pertinent.  In addition, we participated in one or more due diligence conferences with representatives of the Company and attended the closing at which the Company satisfied the conditions contained in Section 7 of the Agreement.  We have not, however, undertaken to make any independent review of other records of the Company which our investigation did not lead us to deem pertinent.  As to the statistical statements in the most recent Preliminary Prospectus, Prospectus and Registration Statement (which includes the documents incorporated by reference therein), we have relied solely on the officers of the Company.  We accordingly assume no responsibility for the accuracy, completeness or fairness of the statements contained in the most recent Preliminary Prospectus, the Prospectus or the Registration Statement, except as specifically stated in numbered opinion (7) above, and we have not made any independent check or verification thereof.  But such conferences, consultation, examination and attendance disclosed to us no information with respect to such other matters that gives us reason to believe that and, on the basis of the foregoing, no facts have come to our attention which have led us to believe that (i) the Registration Statement, as of the Effective Date and as of November 17, 2008, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the

Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectuses in the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case, except with respect to the financial statements and other financial or statistical data included in or incorporated by reference in the Registration Statement, the Prospectus, the most recent Preliminary Prospectus and the Issuer Free Writing Prospectus in the Disclosure Package, as to which we express no opinion.

The Agreement is governed by the laws of the State of New York.  We express no opinion as to, or the effect or applicability of, any laws other than the laws of the State of New York, the federal laws of the United States of America and, in the case of the opinion in paragraph (1) above relating to FCPE, the general corporate  laws of the State of Delaware.  We express no opinion as to the applicability of, or compliance with, any state securities or blue sky laws.

The opinions herein are expressed as of the date hereof, and we assume no obligation to revise, update or supplement such opinions to reflect any change in any fact or circumstance that hereafter comes to our attention, or any change in law that may hereafter occur, whether by legislative action, judicial decision, or in any other manner.  This opinion letter is furnished only to you in connection with the contemplated transactions and is solely for your benefit.  This opinion letter may not be used, relied upon, circulated, quoted or otherwise referred to for any purpose without our prior written consent (including by any person who acquires Remarketed Senior Notes from the Remarketing Agents), except as may be required by applicable law or regulation.

Very truly yours,